UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 Or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         May 15, 2003
                                                -------------------------------

                        ENERGY CONVERSION DEVICES, INC.
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(Exact Name of Registrant as Specified in Charter)


    Delaware                          1-8403                38-1749884
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(State or Other Jurisdiction       (Commission            (IRS Employer of
 of Incorporation)                  File Number)           Identification No.)


 2956 Waterview Drive, Rochester Hills                          48309
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code         (248) 293-0440
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         (Former name or former address, if changed since last report)


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Item 9.  Information Provided Under Item 12 (Results of Operations
         and Financial Condition)
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        The following information is furnished pursuant to Item 12, "results of
Operations and Financial Condition."

        On May 15, 2003, Energy Conversion Devices, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.


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                                                       4

                                          SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   ENERGY CONVERSION DEVICES, INC.
                                   ---------------------------------------
                                                (Registrant)


                                   By:/s/ Stephan W. Zumsteg
                                      ----------------------------------
                                      Vice President and Chief Financial Officer

Date: May 15, 2003


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                                         EXHIBIT INDEX

  Exhibit No.                           Description

     99.1 Press Release, dated May 15, 2003, issued by Energy Conversion Devices, Inc.